                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                  FORM N-CSR

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

                              INVESTMENT COMPANIES

Investment Company Act file number  811-05083

             VAN ECK VIP TRUST - VAN ECK VIP GLOBAL GOLD FUND
               (Exact name of registrant as specified in charter)

                     335 Madison Avenue, New York, NY 10017
               (Address of principal executive offices) (Zip code)

                         Van Eck Associates Corporation
                     335 Madison Avenue, New York, NY 10017
                     (Name and address of agent for service)

Registrant's telephone number, including area code: (212) 293-2000

Date of fiscal year end:  DECEMBER 31

Date of reporting period: JUNE 30, 2013

Item 1. Report to Shareholders

SEMI-ANNUAL REPORT JUNE 30, 2013 (unaudited)

Van Eck VIP Trust Van Eck VIP Global Gold Fund

Van Eck VIP Global Gold Fund

The information contained in these shareholder letters represent the personal opinions of the investment team members and may differ from those of other portfolio managers or of the firm as a whole. This information is not intended to be a forecast of future events, a guarantee of future results or investment advice. Also, unless otherwise specifically noted, any discussion of the Fund’s holdings and the Fund’s performance, and the views of the investment team members are as of June 30, 2013 and are subject to change.

VAN ECK VIP GLOBAL GOLD FUND

Dear Shareholder:

The Class S shares of the Van Eck VIP Global Gold Fund (the “Fund”) declined 17.79% for the period from its inception, April 26, 2013, through June 30, 2013. To compare, the NYSE Arca Gold Miners (GDM) Index1 fell 16.87% for the same period. The Fund launched and traded for just over two months before the end of the second quarter and modestly underperformed the GDM. However, seven of the Fund’s top ten holdings, including the bullion position, outperformed the GDM.

The Fund is positioned to weather the recent gold price weakness. The companies we own have strong balance sheets and favorable cost structures in place. The Fund is overweight in royalty and streaming companies, which have no operating costs. We believe gold has experienced a hard correction in an ongoing bull market.

During May, the Fund increased exposure to gold stocks as we have begun to prepare for an eventual return to a rising gold price. As of June 30, defensive positions in gold and cash totaled 18.1% with 81.1% in gold and silver equities, which we believe will outperform gold in a rising market.

Gold Overview

Broadly speaking, gold stocks were hit during the first half of 2013 by indiscriminate selling as gold bullion prices fell. The focus was on mine operating costs as investors assessed whether gold mining companies would be able to sustain operations at the current gold price. As illustrated in the chart below, we estimate the average cost of sustaining existing operations to be approximately $1,030 per ounce for 2013. For the companies in the Fund’s portfolio, we estimate this cost at just above $900 per ounce, suggesting the sector as a whole is positioned to withstand current and somewhat lower gold prices.

Not intended to be a forecast of future events, a guarantee of future results or investment advice. Current market conditions may not continue.

The share prices of junior, or small-cap, gold mining companies with exploration and development projects that do not generate cash flow were even more severely impacted, as the market anticipated a lack of financing to advance those projects. Small-cap gold mining stocks, as measured by the Market Vectors® Junior Gold Miners Index (MVGDXJTR)2, declined 28.20% during the period April 26, 2013 through June 30, 2013.

■	For the semi-annual period, gold bullion prices fell $440 per ounce, or 26.3%, to close June 2013 at $1,235 per ounce. As expected in a declining gold price environment, stocks of gold mining companies underperformed relative to the underlying metal.

■	Early in 2013, sentiment turned negative toward both gold bullion and gold equities, as the markets became focused on the idea the global economy was normalizing and the Federal Reserve’s (the “Fed’s”) easy monetary policies might soon come to an end.

■	In February and March 2013, several major investment banks issued reports that received wide attention calling for the end of the gold bull market.

■	By April 2013, a record in short positions had accumulated in the COMEX[3], and news suggesting the central bank of Cyprus may sell its gold reserves drove gold prices below the important $1,525 per ounce technical support level. This
1

VAN ECK VIP GLOBAL GOLD FUND

triggered an avalanche of stop-loss selling, momentum trading, gold exchange-traded product redemptions and margin calls, which, in turn, drove gold prices down more than $200 per ounce in just two days, to close at $1,348 per ounce on April 15.

■	An impressive amount of physical demand enabled gold prices to bounce back, with the bullion trading as high as $1,488 per ounce on May 3. However, signs of a U.S. economic recovery, combined with Indian gold import restrictions and a stronger U.S. dollar, continued to pressure gold prices.

■	The Fed’s comments on June 19, laying out plans to potentially end its $85 billion per month asset purchase program by mid-2014, drove gold prices to their lowest level since mid-August 2010. Gold traded as low as $1,180 per ounce on June 28 before closing the month slightly higher.

Fund Review

Most of the Fund’s positions recorded negative absolute returns during the period. Goldcorp (6.5% of Fund net assets†) was the best relative performer among our top 10 senior and mid-tier equity holdings, likely a reflection of the company’s superior growth profile and comparatively low operating costs. Emerging silver producer Tahoe Resources (3.6% of Fund net assets†) also outperformed, benefitting from the receipt of final exploitation permits for its Escobal project in Guatemala, expected to reach commercial production early next year.

Conversely, Australian senior producer Newcrest Mining (2.3% of Fund net assets†) lagged, with its shares declining 48.7% during the period. Newcrest Mining’s share price was negatively impacted by weak operating performance as well as the completion of a business and budget review expected to result in asset write-downs and dividend cuts. Newcrest Mining led the sector in announcing changes to its business plan as a result of the recent gold market environment. However, at the end of the semi-annual period, we believed the company should be better positioned to deliver improved performance going forward.

Outlook

At the end of June 2013, the gold market seemed to be pricing in an outlook that calls for rising real interest rates, a firm U.S. dollar, improving economic growth and falling fiscal deficits. This is not our outlook, but if it persists, then we acknowledge gold could trade toward $1,000 per ounce. It is hard to imagine even lower gold prices when the average all-in mine cost for the gold industry is approximately $1,030 per ounce. A couple of junior producers have already announced mine closures based on a $1,400 per ounce price, and we expect to see more such announcements. As the price of gold falls, more supply will remain in the ground.

We began 2013 with a cautious outlook for gold. As the price deteriorated, the Fund’s portfolio was managed to reduce exposure to companies that might struggle financially if gold fell below our targets. The Fund also maintained an emphasis on royalty companies, which have no exposure to operating costs. We also maintained exposure to the stocks of junior gold miners, although we rotated a higher allocation to junior producers with favorable cost profiles. At the same time, exposure to junior developers declined such that by the end of the semi-annual period, this allocation included projects that provide what we believe to be adequate returns at current gold prices. While we understand these measures may be of little comfort in a sector that has seen indiscriminate selling pressure, we do believe such management strategies position the Fund favorably once the gold market reestablishes a positive trend.

Gold collapsed during the first half of 2013 on the belief the Fed can successfully remove years of extraordinary stimulus and restore “normal” growth. While quantitative easing and zero rates have become accepted tools of monetary policy, we do not believe a handful of highly educated economists, or anyone else, has the skills to fine-tune the dials of the economy as the Fed has implied. In our view, the free market system does not work properly unless markets are allowed to clear based on fundamental financial, economic and business criteria.

We believe the gold market is radically oversold. However, it will probably take a catalyst to reestablish a positive trend. It is difficult to speculate on what might drive the market and what the timing of such a move might be. Possibly the largest driver of the sell-off was the redemptions from gold bullion exchange-traded products that began in February 2013 and continued past the end of the semi-annual period. Gold and gold stocks will probably struggle until redemptions subside. To many, that will be a sign that the weak hands, short speculators and reborn gold bears have left the sector, leaving gold to trade on fundamentals. It is our opinion that, over the long term, global risks associated with extreme monetary policies, unsustainable levels of sovereign debt and geopolitical instability will once again validate the role of gold as a safe haven, currency alternative and inflation hedge, supporting a positive outlook for gold prices in the future.

2

The Fund is subject to the risks associated with concentrating its assets in the gold industry, which can be significantly affected by international economic, monetary and political developments. The Fund’s overall portfolio may decline in value due to developments specific to the gold industry. The Fund’s investments in foreign securities involve risks related to adverse political and economic developments unique to a country or a region, currency fluctuations or controls, and the possibility of arbitrary action by foreign governments, including the takeover of property without adequate compensation or imposition of prohibitive taxation. The Fund is subject to risks associated with investments in debt securities, derivatives, commodity-linked instruments, illiquid securities, asset-backed securities, CMOs and small- or mid-cap companies. The Fund is also subject to inflation risk, short sales risk, market risk, non-diversification risk and leverage risk. Please see the prospectus for information on these and other risk considerations.

We appreciate your investment in the Van Eck VIP Global Gold Fund, and we look forward to helping you meet your investment goals in the future.

Investment Team Members:

Joseph M. Foster	Charl P. de M. Malan	Imaru Casanova
Portfolio Manager	Senior Analyst	Senior Analyst

July 15, 2013

†	All Fund assets referenced are Total Net Assets as of June 30, 2013.

All indices listed are unmanaged indices and include the reinvestment of all dividends, but do not reflect the payment of transaction costs, advisory fees or expenses that are associated with an investment in the Fund. An index’s performance is not illustrative of the Fund’s performance. Indices are not securities in which investments can be made.

[1]	The NYSE Arca Gold Miners (GDM) Index is a market capitalization-weighted index comprised of publicly traded companies involved primarily in the mining for gold.

[2]	Market Vectors® Junior Gold Miners Index (MVGDXJTR) is a rules-based, modified market capitalization-weighted, flat-adjusted index comprised of a focused group of small- and mid-cap companies in the gold or silver mining industry.

[3]	COMEX (Commodity Exchange, Inc.) is a division of the New York Mercantile Exchange (NYMEX), a Chicago, IL commodity futures exchange.
3

VAN ECK VIP GLOBAL GOLD FUND

TOP TEN EQUITY HOLDINGS*

June 30, 2013 (unaudited)

Silver Wheaton Corp.
(Canada, 7.4%)

Silver Wheaton is a silver streaming company. It has long term agreements to purchase all or a portion of the by-product silver produced from more than fifteen mines around the world, including mines in the United States, Canada, Mexico, Peru, Argentina, Chile, Sweden, Greece and Portugal.

New Gold, Inc.
(Canada, 6.7%)

New Gold acquires, explores, and develops gold properties, with operating assets currently in the United States, Canada, Mexico and Australia. In addition, the company has development and exploration projects in Canada and Chile.

Goldcorp, Inc.
(Canada, 6.5%)

Goldcorp is a major gold producer in the Americas, with operations and projects in Canada, United States, Mexico, Central and South America. Goldcorp owns the Red Lake Mine in Ontario, Canada, considered the richest grade gold mine in the world.

Eldorado Gold Corporation
(Canada, 6.2%)

Eldorado is a growing mid-tier gold producer with mines and projects in Turkey, China, Greece, Romania and Brazil. The company is positioned to become a major gold company, with a target to produce in excess of 1.5 million ounces of gold annually by 2016.

Randgold Resources Ltd.
(United Kingdom, 5.4%)

Randgold explores, develops and operates mines and mineral interests in sub-Saharan Africa. The group operates producing mines and projects in Mali, Cote d’Ivoire, Democratic Republic of Congo and Senegal.

Osisko Mining Corporation
(Canada, 4.0%)

Osisko Mining is a mid-tier gold producer. It operates the Canadian Malartic gold mine in Quebec, Canada, and most recently became the owner of the Upper Beaver project in Ontario, Canada through the acquisition of Queenston Mining.

Yamana Gold Inc.
(Canada, 4.0%)

Yamana Gold is an intermediate gold producer with a focus in the Americas. The company has producing, development stage, and exploration stage properties throughout Brazil, Argentina, Chile, and Mexico.

Tahoe Resources, Inc.
(U.S., 3.6%)

Tahoe Resources is an emerging silver producer developing the Escobal silver project in Guatemala, which is expected to reach commercial production in early 2014

Royal Gold, Inc.
(U.S., 3.5%)

Royal Gold acquires and manages precious metals royalties. The company seeks to acquire existing royalties and/or finance projects that are in production or near production in exchange for royalty interests. Royal Gold’s gold-focused portfolio contains royalties ranging from those in production and development to those in the evaluation and exploration stages.

Alamos Gold Inc.
(U.S., 3.0%)

Alamos Gold is a gold producer, owner and operator of the Mulatos gold mine in Mexico. The company is also advancing the development of two gold projects in Turkey.

*	Percentage of net assets. Portfolio is subject to change.
Company descriptions courtesy of bloomberg.com
4

VAN ECK VIP GLOBAL GOLD FUND

EXPLANATION OF EXPENSES

(unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including program fees on purchase payments; and (2) ongoing costs, including management fees and other Fund expenses. This disclosure is intended to help you understand the ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The disclosure is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, January 1, 2013 to June 30, 2013.

Actual Expenses

The first line in the table below provides information about account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period.”

Hypothetical Example for Comparison Purposes

The second line in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as fees on purchase payments. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Van Eck VIP Global Gold Fund

			Expenses Paid
	Beginning	Ending	During the Period*
	Account Value	Account Value	January 1, 2013 –
	January 1, 2013	June 30, 2013	June 30, 2013
Actual	$1,000.00	$822.10	$6.55
Hypothetical**	$1,000.00	$1,017.60	$7.25

*	Expenses are equal to the Fund’s annualized expense ratio (for the period from April 26, 2013 (commencement of operations) to June 30, 2013), of 1.45% multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half year divided by the number of days in the fiscal year (to reflect the one-half year period).

**	Assumes annual return of 5% before expenses
5

VAN ECK VIP GLOBAL GOLD FUND

SCHEDULE OF INVESTMENTS (a)

June 30, 2013 (unaudited)

Number of
Shares		Value

COMMON STOCKS: 81.3%

Australia: 4.1%
34,000	Evolution Mining Ltd. * #	$18,152
45,000	Gryphon Minerals Ltd. * #	5,391
6,000	Newcrest Mining Ltd. #	55,387
11,000	Papillon Resources Ltd. * #	6,816
31,000	Perseus Mining Ltd. * #	12,715
		98,461
Canada: 55.2%
6,000	Alamos Gold, Inc.	72,682
6,000	Asanko Gold, Inc. (USD) *	12,600
16,000	AuRico Gold, Inc. (USD)	69,920
16,000	B2Gold Corp. *	34,078
6,000	Bear Creek Mining Corp. *	9,699
6,000	Belo Sun Mining Corp. *	2,681
6,000	Continental Gold Ltd. *	18,827
9,000	Eastmain Resources, Inc. *	2,311
24,000	Eldorado Gold Corp. (USD)	148,320
4,000	Fortuna Silver Mines, Inc. (USD) *	13,240
2,000	Franco-Nevada Corp. (USD)	71,540
9,000	Gold Canyon Resources, Inc. *	1,754
6,300	Goldcorp, Inc. (USD)	155,799
6,000	Guyana Goldfields, Inc. *	7,702
25,000	New Gold, Inc. (USD) *	160,500
11,000	Orezone Gold Corp. *	4,393
29,000	Osisko Mining Corp. *	95,959
2,000	Premier Gold Mines Ltd. *	3,480
4,000	Pretium Resources, Inc. *	26,548
4,000	Rainy River Resources Ltd. *	13,502
17,000	Romarco Minerals, Inc. *	7,597
9,000	Roxgold, Inc. *	3,295
9,000	Rubicon Minerals Corp. (USD) *	11,520
14,000	Sabina Gold & Silver Corp. *	13,046
9,000	Silver Wheaton Corp. (USD)	177,030
11,000	Silvercorp Metals, Inc. (USD)	31,020
6,000	Sulliden Gold Corp Ltd. *	4,507
6,000	Timmins Gold Corp. *	13,236
29,000	Torex Gold Resources, Inc. *	36,674
16,000	Volta Resources, Inc. *	2,510
10,000	Yamana Gold, Inc. (USD)	95,100
		1,321,070
Mexico: 2.3%
4,000	Fresnillo Plc (GBP) #	54,003
Number of
Shares		Value

United Kingdom: 6.2%
2,000	Hochschild Mining Plc #	$4,743
14,000	Lydian International Ltd. (CAD) *	15,974
2,000	Randgold Resources Ltd. (ADR)	128,100
		148,817
United States: 13.5%
2,000	Allied Nevada Gold Corp. *	12,960
12,000	Argonaut Gold, Inc. (CAD) *	64,923
6,000	Klondex Mines Ltd. (CAD) *	6,732
11,000	Midway Gold Corp. *	10,373
2,000	Newmont Mining Corp.	59,900
2,000	Royal Gold, Inc.	84,160
6,000	Tahoe Resources, Inc. (CAD) *	85,062
		324,110
Total Common Stocks (Cost: $2,308,824)		1,946,461
EXCHANGE TRADED FUND: 1.6% (Cost: $45,480)
320	SPDR Gold Trust *	38,128
MONEY MARKET FUND: 16.4% (Cost: $391,295)
391,295	AIM Treasury Portfolio – Institutional Class	391,295
Total Investments: 99.3% (Cost: $2,745,599)		2,375,884
Other assets less liabilities: 0.7%		17,118
NET ASSETS: 100.0%		$2,393,002

ADR	—	American Depositary Receipt
CAD	—	Canadian Dollar
GBP	—	British Pound
USD	—	United States Dollar

(a)	Represents consolidated Schedule of Investments.
*	Non-income producing
#	Indicates a fair valued security which has not been valued utilizing an independent quote, but has been valued pursuant to guidelines established by the Board of Trustees. The aggregate value of fair valued securities is $157,207 which represents 6.6% of net assets.

See Notes to Financial Statements

6

Summary of Investments	% of
by Sector (unaudited)	Investments	Value
Diversified Minerals	0.7%	$16,911
Gold Mining	64.6	1,535,902
Metal – Diversified	0.1	2,510
Precious Metals	4.3	101,403
Silver Mining	12.2	289,735
Exchange Traded Fund (Gold Bullion)	1.6	38,128
Money Market Fund	16.5	391,295
	100.0%	$2,375,884

The summary of inputs used to value the Fund’s investments as of June 30, 2013 is as follows:

		Level 2	Level 3
	Level 1	Significant	Significant
	Quoted	Observable	Unobservable
	Prices	Inputs	Inputs	Value
Common Stocks
Australia	$—	$98,461	$—	$98,461
Canada	1,321,070	—	—	1,321,070
Mexico	—	54,003	—	54,003
United Kingdom	144,074	4,743	—	148,817
United States	324,110	—	—	324,110
Exchange Traded Fund	38,128	—	—	38,128
Money Market Fund	391,295	—	—	391,295
Total	$2,218,677	$157,207	$—	$2,375,884

See Notes to Financial Statements

7

VAN ECK VIP GLOBAL GOLD FUND

STATEMENT OF ASSETS AND LIABILITIES (a)

June 30, 2013 (unaudited)

Assets:
Investments, at value (Cost $2,745,599)	$2,375,884
Receivables:
Shares of beneficial interest sold	25,215
Due from Adviser	4,662
Dividends and interest	787
Total assets	2,406,548

Liabilities:
Payables:
Shares of beneficial interest redeemed	25
Due to Distributor	427
Accrued expenses	13,094
Total liabilities	13,546
NET ASSETS	$2,393,002
Shares of beneficial interest outstanding	327,920
Net asset value, redemption and offering price per share	$7.30

Net Assets consist of:
Aggregate paid in capital	$2,769,511
Net unrealized depreciation	(369,715)
Accumulated net investment loss	(1,743)
Accumulated net realized loss	(5,051)
$2,393,002

(a)	Represents consolidated Statement of Assets and Liabilities

See Notes to Financial Statements

8

STATEMENT OF OPERATIONS (a)

For the period April 26, 2013 (b) through June 30, 2013 (unaudited)

Income:
Dividends (net of foreign taxes withheld of $282)		$2,448

Expenses:
Management fees	2,120
Distribution fees	707
Transfer agent fees	1,854
Administration fees	700
Custodian fees	2,047
Professional fees	6,374
Reports to shareholders	1,877
Trustees’ fees and expenses	389
Other	125
Total expenses	16,193
Waiver of management fees	(2,120)
Expenses assumed by the Adviser	(9,882)
Net expenses		4,191
Net investment loss		(1,743)

Net realized loss on:
Investments		(3,644)
Foreign currency transactions and foreign denominated assets and liabilities		(1,407)
Net realized loss		(5,051)
Net change in unrealized appreciation (depreciation) on:
Investments		(369,715)
Net Decrease in Net Assets Resulting from Operations		$(376,509)

(a)	Represents consolidated Statement of Operations
(b)	Commencement of operations

See Notes to Financial Statements

9

VAN ECK VIP GLOBAL GOLD FUND

STATEMENT OF CHANGES IN NET ASSETS (a)

For the Period April 26, 2013 (b) through June 30, 2013
(unaudited)
Operations:
Net investment loss	$(1,743)
Net realized loss	(5,051)
Net change in unrealized appreciation (depreciation)	(369,715)
Net decrease in net assets resulting from operations	(376,509)

Share transactions*:
Proceeds from sale of shares	2,784,522
Cost of shares redeemed	(15,011)
Net increase in net assets resulting from share transactions	2,769,511
Total increase in net assets	2,393,002

Net Assets:
Beginning of period	—
End of period (including accumulated net investment loss of ($1,743))	$2,393,002

* Shares of beneficial interest issued, reinvested and redeemed (unlimited number of $.001 par value shares authorized):
Shares sold	330,098
Shares reinvested	—
Shares redeemed	(2,178)
Net increase	327,920

(a)	Represents consolidated Statement of Changes in Net Assets
(b)	Commencement of operations

See Notes to Financial Statements

10

FINANCIAL HIGHLIGHTS

For a share outstanding throughout the period:

	For the Period Ended June 30, 2013 (a)
	(unaudited)
Net asset value, beginning of period	$8.88
Income from investment operations:
Net investment loss	(0.01)
Net realized and unrealized loss on investments	(1.57)
Total from investment operations	(1.58)
Net asset value, end of period	$7.30
Total return (b)	(17.79	)%(c)

Ratios/Supplemental Data
Net Assets, end of period (000’s)	$2,393
Ratio of gross expenses to average net assets	5.38	%(d)
Ratio of net expenses to average net assets	1.45	%(d)
Ratio of net expenses, excluding interest expense, to average net assets	1.45	%(d)
Ratio of net investment loss to average net assets	(0.58	)%(d)
Portfolio turnover rate	4	%(c)

(a)	For the period April 26, 2013 (commencement of operations) through June 30, 2013
(b)	Total return is calculated assuming an initial investment made at the net asset value at the beginning of period, reinvestment of any dividends and distributions at net asset value on the dividend/distributions payment date and a redemption on the last day of the period. The return does not reflect the deduction of taxes that a shareholder would pay on Fund dividends/distributions or the redemption of Fund shares.
(c)	Not annualized
(d)	Annualized

See Notes to Financial Statements

11

VAN ECK VIP GLOBAL GOLD FUND

NOTES TO FINANCIAL STATEMENTS

June 30, 2013 (unaudited)

Note 1—Fund Organization—Van Eck VIP Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Trust was organized as a Massachusetts business trust on January 7, 1987. The Van Eck VIP Global Gold Fund (the “Fund”) is a non-diversified series of the Trust and seeks long-term capital appreciation by investing in common stocks of gold-mining companies or directly in gold bullion and other metals. The Fund may effect certain investments through the VIP Gold Fund Subsidiary (the “Subsidiary”), a wholly-owned subsidiary. The Fund commenced operations on April 26, 2013.

Note 2—Significant Accounting Policies—The preparation of financial statements in conformity with U.S. generally accepted accounting principles (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

The following is a summary of significant accounting policies followed by the Fund.

A.	Security Valuation— The Fund values its investments in securities and other assets and liabilities carried at fair value daily. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. Securities traded on national exchanges or traded on the NASDAQ National Market System are valued at the last sales price reported at the close of each business day. Securities traded on the NASDAQ Stock Market are valued at the NASDAQ official closing price. Over-the-counter securities not included in the NASDAQ National Market System and listed securities for which no sale was reported are valued at the mean of the bid and ask prices. To the extent these securities are actively traded they are categorized as Level 1 in the fair value hierarchy (as described below). Certain foreign securities, whose values may be affected by market direction or events occurring before the Fund’s pricing time (4:00 p.m. Eastern Standard Time) but after the last close of the securities’ primary market, are fair valued using a pricing service and are categorized as Level 2 in the fair value hierarchy. The pricing service considers the correlation of the trading patterns of the foreign security to intraday trading in the U.S. market, based on indices of domestic securities and other appropriate indicators such as prices of relevant ADR’s and futures contracts. The Fund may also fair value securities in other situations, such as, when a particular foreign market is closed but the Fund is open. Short-term obligations purchased with more than sixty days remaining to maturity are valued at market value. Short-term obligations purchased with sixty days or less to maturity are valued at amortized cost, which with accrued interest approximates fair value. Money market fund investments are valued at net asset value and are classified as Level 1 in the fair value hierarchy. Forward foreign currency contracts are valued at the spot currency rate plus an amount (“points”), which reflects the differences in interest rates between the U.S. and foreign markets. Securities for which quotations are not available are stated at fair value as determined by the Pricing Committee of Van Eck Associates Corporation (the “Adviser”) appointed by the Board of Trustees. The Pricing Committee provides oversight of the Fund’s valuation policies and procedures, which are approved by the Fund’s Board of Trustees. Among other things, these procedures allow the Fund to utilize independent pricing services, quotations from broker dealers, and other market sources to determine fair value. The Pricing Committee convenes regularly to review the fair value of financial instruments for which market prices are not readily available. The Pricing Committee employs various methods for calibrating the valuation approaches utilized to determine fair value, including a regular review of key inputs and assumptions, transactional back-testing and disposition analysis.

Certain factors such as economic conditions, political events, market trends, the nature of and duration of any restrictions on disposition, trading in similar securities of the issuer or comparable issuers and other security specific information are used to determine the fair value for these securities. Depending on the relative significance of valuation inputs, these securities may be classified either as Level 2 or Level 3 in the fair value hierarchy. The price which the Fund may realize upon sale of an investment may differ materially from the value presented in the Schedule of Investments.

The Fund utilizes various methods to measure the fair value of its investments on a recurring basis which includes a hierarchy that prioritizes inputs to valuation methods used to measure fair value. The fair value hierarchy gives highest priority to unadjusted quoted prices in active markets for identical assets and liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The transfers between levels of the fair value hierarchy assume the financial instruments were transferred at the beginning of the reporting period. The three levels of the fair value hierarchy are described below:

Level 1 –	Quoted prices in active markets for identical securities.

Level 2 –	Significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3 –	Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

A summary of the inputs, the levels used to value the Fund’s investments, and transfers between levels are located in the Schedule of Investments. Additionally, tables that reconcile the valuation of the Fund’s Level 3 investments and that present additional information about valuation methodologies and unobservable inputs, if applicable, are located in the Schedule of Investments.
12

B.	Basis for Consolidation—The Subsidiary, a Cayman Islands exempted company, was incorporated on January 25, 2013. The Subsidiary acts as an investment vehicle in order to effect certain investments on behalf of the Fund. All interfund account balances and transactions between the Fund and the Subsidiary have been eliminated in consolidation. As of June 30, 2013, the Fund held $39,649 in its Subsidiary, representing 2% of the Fund’s net assets.

C.	Federal Income Taxes—It is the Fund’s policy to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

D.	Currency Translation—Assets and liabilities denominated in foreign currencies and commitments under foreign currency contracts are translated into U.S. dollars at the closing prices of such currencies each business day. Purchases and sales of investments are translated at the exchange rates prevailing when such investments are acquired or sold. Income and expenses are translated at the exchange rates prevailing when accrued. The portion of realized and unrealized gains and losses on investments that result from fluctuations in foreign currency exchange rates is not separately disclosed. Recognized gains or losses attributable to foreign currency fluctuations on foreign currency denominated assets, other than investments, and liabilities are recorded as net realized gain (loss) on foreign currency transactions and foreign denominated assets and liabilities in the Statement of Operations.

E.	Dividends and Distributions to Shareholders—Dividends to shareholders from net investment income and distributions from net realized capital gains, if any, are declared and paid annually. Income dividends and capital gain distributions are determined in accordance with U.S. income tax regulations, which may differ from such amounts determined in accordance with GAAP.

F.	Use of Derivative Instruments—The Fund may make investments in derivative instruments, including, but not limited to, options, futures, swaps and other derivatives relating to foreign currency transactions. A derivative is an instrument whose value is derived from underlying assets, indices, reference rates or a combination of these factors. Derivative instruments may be privately negotiated contracts (often referred to as over-the-counter (“OTC”) derivatives) or they may be listed and traded on an exchange. Derivative contracts may involve future commitments to purchase or sell financial instruments at specified terms on a specified date, or to exchange interest payment streams or currencies based on a notional or contractual amount. Derivative instruments may involve a high degree of financial risk. The use of derivative instruments also involves the risk of loss if the investment adviser is incorrect in its expectation of the timing or level of fluctuations in securities prices, interest rates or currency prices. Investments in derivative instruments also include the risk of default by the counterparty, the risk that the investment may not be liquid and the risk that a small movement in the price of the underlying security or benchmark may result in a disproportionately large movement, unfavorable or favorable, in the price of the derivative instrument. GAAP requires enhanced disclosures about the Fund’s derivative instruments and hedging activities. The Fund held no derivative instruments outstanding during the period ended June 30, 2013.

Forward Foreign Currency Contracts—The Fund is subject to foreign currency risk in the normal course of pursuing its investment objectives. The Fund may buy and sell forward foreign currency contracts to settle purchases and sales of foreign denominated securities or to hedge foreign denominated assets. Realized gains and losses from forward foreign currency contracts, if any, are included in realized gain (loss) on foreign currency transactions and foreign denominated assets and liabilities in the Statement of Operations. The Fund may incur additional risk from investments in forward foreign currency contracts if the counterparty is unable to fulfill its obligation or there are unanticipated movements of the foreign currency relative to the U.S. dollar. The Fund held no forward foreign currency contracts during the period ended June 30, 2013.

G.	Other—Security transactions are accounted for on trade date. Dividend income is recorded on the ex-dividend date except that certain dividends from foreign securities are recognized upon notification of the ex-dividend date. Realized gains and losses are calculated on the identified cost basis. Interest income, including amortization of premiums and discounts, is accrued as earned. Estimated foreign taxes that are expected to be withheld from proceeds at the sale of certain foreign investments are accrued by the Fund and decrease the unrealized gain on investments.

In the normal course of business, the Fund enters into contracts that contain a variety of general indemnifications. The Fund’s maximum exposure under these agreements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Adviser believes the risk of loss under these arrangements to be remote.

Note 3—Investment Management and Other Agreements—The Adviser is the investment adviser to the Fund. The Adviser receives a management fee, calculated daily and payable monthly based on an annual rate of 0.75% of the first $500 million of the Fund’s average daily net assets, 0.65% of the next $250 million of average daily net assets and 0.50% of the average daily net assets in excess of $750 million. The Adviser has agreed, at least until May 1, 2014, to waive management fees and/or assume expenses, excluding interest, taxes, and extraordinary expenses, exceeding 1.45% of the Fund’s average daily net assets. For the

13

VAN ECK VIP GLOBAL GOLD FUND

NOTES TO FINANCIAL STATEMENTS

June 30, 2013 (continued)

period ended June 30, 2013, the Adviser waived management fees in the amount of $2,120 and assumed expenses in the amount of $9,882. Certain officers and trustees of the Trust are officers, directors or stockholders of the Adviser and Van Eck Securities Corporation, the distributor.

The Adviser also performs accounting and administrative services for the Fund. The Adviser is paid a monthly fee at a rate of 0.25% of the average daily net assets for the Fund per year on the first $750 million of the average daily net assets and 0.20% per year of the average daily net assets in excess of $750 million. During the period ended June 30, 2013, the Adviser received $700 from the Fund pursuant to this contract.

Note 4—12b-1 Plans of Distribution—The Fund and the Distributor are parties to a distribution agreement dated April 26, 2013. The Fund has adopted a Distribution Plan (the “Plan”) in accordance with Rule 12b-1 under the 1940 Act. Pursuant to the Plan, the Fund is authorized to incur distribution expenses which will principally be payments to securities dealers who have sold shares and serviced shareholder accounts and payments to the Distributor, for reimbursement of other actual promotion and distribution expenses incurred by the Distributor on behalf of the Fund. The amount paid in any one year is 0.25% of the Fund’s average daily net assets.

Note 5—Investments—For the period ended June 30, 2013, the cost of purchases and proceeds from sales of investments, excluding U.S. government securities and short-term obligations, aggregated $2,383,352 and $23,885, respectively.

Note 6—Income Taxes—For Federal income tax purposes, the identified cost of investments owned at June 30, 2013 was $2,745,599 and net unrealized appreciation aggregated $369,715 of which $4,505 related to appreciated securities and $374,220 related to depreciated securities.

On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted, which changed various technical rules governing the tax treatment of regulated investment companies. The changes are generally effective for taxable years beginning after the date of enactment. One of the more prominent changes addresses capital loss carryforwards. Under the Act, the Fund is permitted to carryforward capital losses incurred in taxable years beginning after the date of enactment for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years, which carry an expiration date. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital loss carryforwards will retain their character as either short-term or long-term capital losses rather than being considered all short-term as permitted under previous regulation.

The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more-likely-than-not” to be sustained assuming examination by applicable tax authorities. Management has analyzed the Fund’s tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions expected to be taken in the Fund’s current tax year. Therefore, no provision for income tax is required in the Fund’s financial statements.

The Fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period ended June 30, 2013, the Fund did not incur any interest or penalties.

Note 7—Concentration of Risk—The Fund may purchase securities on foreign exchanges. Securities of foreign issuers involve special risks and considerations not typically associated with investing in U.S. issuers. These risks include devaluation of currencies, less reliable information about issuers, different securities transaction clearance and settlement practices, and future adverse political and economic developments. These risks are heightened for investments in emerging market countries. Moreover, securities of many foreign issuers and their markets may be less liquid and their prices more volatile than those of comparable U.S. issuers. The Fund may concentrate its investments in companies which are significantly engaged in the exploration, development, production and distribution of gold and other natural resources such as strategic and other metals, minerals, forest products, oil, natural gas and coal and by investing in gold bullion and coins. In addition, the Fund may invest up to 25% of its net assets in gold and silver coins, gold, silver, platinum and palladium bullion and exchange traded funds that invest in such coins and bullion and derivatives on the foregoing. Since the Fund may so concentrate, it may be subject to greater risks and market fluctuations than other more diversified portfolios. The production and marketing of gold and other natural resources may be affected by actions and changes in governments. In addition, gold and natural resources may be cyclical in nature.

At June 30, 2013, Van Eck Securities Corp. owns approximately 35% of the Class S Shares of the outstanding shares of beneficial interest. Additionally, the aggregate shareholder accounts of two insurance companies own approximately 57% and 8% of the Class S Shares of the outstanding shares of beneficial interest.

Note 8—Trustee Deferred Compensation Plan—The Trust has a Deferred Compensation Plan (the “Deferred Plan”) for Trustees under which the Trustees can elect to defer receipt of their trustee fees until retirement, disability or termination from the Board of Trustees. The fees otherwise payable to the participating Trustees are deemed invested in shares of eligible Funds of the Trust and the Van Eck Funds (another registered investment company managed by the Adviser) as directed by the Trustees.

14

The expense for the Deferred Plan is included in “Trustees’ fees and expenses” in the Statement of Operations. The liability for the Deferred Plan is shown as “Deferred Trustee fees” in the Statement of Assets and Liabilities.

Note 9—Bank Line of Credit—The Trust may participate with Van Eck Funds (collectively the “VE/VIP Funds”) in a $20 million committed credit facility (the “Facility”) to be utilized for temporary financing until the settlement of sales or purchases of portfolio securities, the repurchase or redemption of shares of the Fund at the request of the shareholders and other temporary or emergency purposes. The VE/VIP Funds have agreed to pay commitment fees, pro rata, based on the unused but available balance. Interest is charged to the VE/VIP Funds at rates based on prevailing market rates in effect at the time of borrowings. During the period ended June 30, 2013, the Fund had no borrowings under the Facility.

Note 10—Securities Lending—To generate additional income, the Fund may lend its securities pursuant to a securities lending agreement with State Street Bank & Trust Co., the securities lending agent and also the Fund’s custodian. During the period ended June 30, 2013, the Fund had no securities lending activity.

Note 11—Recent Accounting Pronouncements—The Fund has adopted Accounting Standards Update (“ASU”) No. 2011-11, Balance Sheet (Topic 210) Disclosures about Offsetting Assets and Liabilities, as clarified by ASU No. 2013-01 “Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities” which requires entities to disclose gross and net information about derivative instruments, repurchase and reverse-repurchase agreements, and securities borrowing and lending transactions that are either: (1) offset in accordance with GAAP, or (2) subject to enforceable master netting arrangement or similar agreements, irrespective of whether they are offset in accordance with GAAP. In addition, ASU No. 2011-11 requires disclosure of collateral received and posted in connection with master netting agreements or similar arrangements. Additional disclosure requirements of ASU No. 2011-11 and ASU No. 2013-01, if any, are reflected in Note 2 to the Fund’s financial statements.

Note 12—Subsequent Event Review—The Fund has evaluated subsequent events and transactions for potential recognition or disclosure through the date the financial statements were issued.

Effective July 26, 2013, the VE/VIP Funds increased the line of credit from $20 million to $30 million.

15

VAN ECK VIP GLOBAL GOLD FUND

APPROVAL OF NEW ADVISORY AGREEMENT

The Investment Company Act of 1940, as amended (the “1940 Act”), provides, in substance, that each investment advisory agreement between a fund and its investment adviser may be entered into only if it is approved, and may continue in effect from year to year after an initial two-year period only if its continuance is approved at least annually, by the fund’s board of trustees, including by a vote of a majority of the trustees who are not “interested persons” of the fund as defined in the 1940 Act, cast in person at a meeting called for the purpose of considering such approval.

At an in-person meeting held on March 14-15, 2013 (the “Meeting”), the Board of Trustees (the “Board”) of the Van Eck VIP Global Gold Fund (the “New Fund”) of Van Eck VIP Trust (the “Trust”), which is comprised exclusively of trustees who are not “interested persons” of the Trust, considered authorizing the New Fund to enter into a new advisory agreement with Van Eck Associates Corporation (the “Adviser”), for an initial two-year term. Information regarding the material factors considered and related conclusions of the Board in approving the new advisory agreement for the Fund is set below.

In considering the approval of the New Fund’s investment advisory agreement, the Board reviewed and considered information that had been provided by the Adviser at the Meeting, in addition to information that had been provided by the Adviser throughout the year at other Board meetings. This information included, among other things, the following:

■	Information about the overall organization of the Adviser and the Adviser’s short-term and long-term business plan with respect to its mutual fund operations;

■	The Adviser’s consolidated financial statements for past fiscal years;

■	A description of the advisory agreement with the New Fund, its terms and the services to be provided thereunder;

■	Presentations by the Adviser’s key investment personnel with respect to the Adviser’s investment strategies and general investment outlook in relevant markets, and the resources available to support the implementation of such investment strategies;

■	A report comparing the proposed management fees and non-investment management expenses of the New Fund with those of other funds with similar investment strategies managed by other investment advisers;

■	Information concerning the Adviser’s compliance program, the resources expected to be devoted to compliance efforts undertaken by the Adviser and its affiliates on behalf of the New Fund, and reports regarding a variety of compliance-related issues; and

■	Reports with respect to the Adviser’s brokerage practices, including the benefits received by the Adviser from research acquired with soft dollars.

In considering whether to approve the new investment advisory agreement with the Adviser, the Board evaluated the following factors: (1) the nature, quality and extent of the investment management as well as the administrative and other non-investment management services to be performed by the Adviser and its affiliates; (2) the nature, quality and extent of the services to be performed by the Adviser in interfacing with, and monitoring the services performed by, third parties, such as the Fund’s custodian, transfer agent, sub-accounting agent and independent auditors; (3) the terms of the advisory agreement and the reasonableness and appropriateness of the particular fee to be paid by the New Fund for the services described therein; (5) the services, procedures and processes that would be used to determine the value of Fund assets, and the actions that would be taken to monitor and test the effectiveness of such services, procedures and processes; (6) the ongoing efforts of, and resources devoted by, the Adviser with respect to the development of a comprehensive compliance program and written compliance policies and procedures, and the implementation of recommendations of independent consultants with respect to a variety of compliance issues; (7) the past responsiveness of the Adviser and its affiliated companies to inquiries from, and examinations by, regulatory agencies such as the Securities and Exchange Commission; (8) the Adviser’s record of compliance with its policies and procedures; and (9) the ability of the Adviser to attract and retain quality professional personnel expected to perform investment advisory and administrative services for the New Fund.

The Board considered the fact that the Adviser is managing other investment products and vehicles, including exchange-traded funds, hedge funds and separate accounts, that invest in the same financial markets. The Board concluded that the management of these products contributes to the Adviser’s financial stability and is helpful to the Adviser in attracting and retaining quality portfolio management personnel for the New Fund. In addition, the Board concluded that the Adviser has established appropriate procedures to monitor conflicts of interest involving the management of the New Fund and the other products and for resolving any such conflicts of interest in a fair and equitable manner.

16

The Board did not consider performance results for the New Fund because the New Fund has not yet commenced operations.

When considering the investment advisory fees to be paid by the New Fund to the Adviser, the Board considered the reasonableness and appropriateness of the fees and considered the fees in comparison to other funds with similar investment strategies managed by other investment advisers. The Board concluded that the advisory fees to be charged to the New Fund for advisory services supported the approval of the investment advisory agreement.

The Board did not specifically consider the profitability of the Adviser with respect to the management of the New Fund, as the New Fund had not yet commenced operations. At least annually, the Board considers profitability information about the Adviser with respect to its services for all mutual funds within the Van Eck complex of funds and, in connection therewith, the Board will consider the profitability of the New Fund following commencement of operations of the New Fund. The Board also did not specifically consider the extent to which benefits from economies of scale will be realized by the Adviser and shared with the New Fund as the assets under management grow, although such matters are expected to be considered in the future.

The Board did not consider any single factor as controlling in determining whether to approve the investment advisory agreement for the New Fund. Nor are the items described herein all of the matters considered by the Board. Based on its consideration of the foregoing factors and conclusions, and such other factors and conclusions as it deemed relevant, and assisted by the advice of its independent counsel, the Board concluded that entering into the investment advisory agreement for the New Fund, including the fee structure, is in the interests of shareholders, and accordingly, the Board approved entering into the advisory agreement with the Adviser for an initial two-year period.

17

This report must be preceded or accompanied by a Van Eck VIP (the “Trust”) Prospectus, which includes more complete information. An investor should consider the investment objective, risks, and charges and expenses of the Fund carefully before investing. The prospectus contains this and other information about the investment company. Please read the prospectus carefully before investing.

Additional information about the Trust’s Board of Trustees/Officers and a description of the policies and procedures the Trust uses to determine how to vote proxies relating to portfolio securities are provided in the Statement of Additional Information. The Statement of Information and information regarding how the Trust voted proxies relating to portfolio securities during the most recent twelve month period ending June 30 is available, without charge, by calling 800.826.2333, or by visiting vaneck.com, or on the Securities and Exchange Commission’s website at http://www.sec.gov.

The Trust files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Trust’s Form N-Qs are available on the Commission’s website at http://www.sec.gov and may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 202.942.8090. The Fund’s complete schedule of portfolio holdings is also available by calling 800.826.2333 or by visiting vaneck.com.

Investment Adviser:	Van Eck Associates Corporation
Distributor:	Van Eck Securities Corporation
335 Madison Avenue, New York, NY 10017
vaneck.com
Account Assistance:	800.544.4653

vaneck.com
VIPGGSAR

Item 2. CODE OF ETHICS.

     Not applicable.

Item 3. AUDIT COMMITTEE FINANCIAL EXPERT.

     Not applicable.

Item 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

     Not applicable.

Item 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

        Not applicable.

Item 6. SCHEDULE OF INVESTMENTS.

     Information included in Item 1.

Item 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END
        MANAGEMENT INVESTMENT COMPANIES.

     Not applicable.

Item 8. PORTFOLIO MANAGER OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

     Not applicable.

Item 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT
        COMPANY AND AFFILIATED PURCHASERS.

     Not applicable.

Item 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

     No changes.

Item 11. CONTROLS AND PROCEDURES.

(a)  The Chief Executive Officer and the Chief Financial Officer have concluded that the Van Eck VIP Global Gold Fund disclosure controls and procedures
     (as defined in Rule 30a-3(c) under the Investment Company Act) provide reasonable assurances that material information relating to the Van Eck VIP
     Global Gold Fund is made known to them by the appropriate persons, based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(b)  There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR
     270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12. EXHIBITS.

(a)(1) Not applicable.

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the Act (17 CFR 270.30a-2) is attached as Exhibit 99.CERT.

(b)  Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 is furnished as Exhibit 99.906CERT.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the
Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) VAN ECK VIP TRUST - VAN ECK VIP GLOBAL GOLD FUND

By (Signature and Title) /s/ John J. Crimmins, Treasurer & CFO
                         -----------------------------------------
Date  September 6, 2013
     ------------------

Pursuant to the requirements of the Securities Exchange Act of 1934 and the
Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title) /s/ Jan F. van Eck, CEO
                        -------------------------
Date  September 6, 2013
     ------------------

By (Signature and Title) /s/ John J. Crimmins, Treasurer and CFO
                        -----------------------------------------

Date  September 6, 2013
     ------------------